AllianceBernstein Bond Fund						Question 77-I(a)
811-10575




Articles of Incorporation: Incorporated by reference to Exhibit A to Post-Effective Amendment No. 84 to Registrants Registration Statement on Form 485, filed with the Securities and Exchange Commission on January 31, 2005.